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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 29, 1995

                         AMERICAN ECOLOGY CORPORATION
                         (Exact name of registrant as
                           specified in its charter)


    Delaware                      0-11688                 95-3889638
(State or other                 (Commission)            (IRS Employer
jurisdiction of                 File Number)            Identification
incorporation)                                              Number)


                          5333 Westheimer, Suite 1000
                           Houston, Texas 77056-5407
                   (Address of principal executive offices)

       Registrant's telephone number, including area code (713) 624-1900


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ITEM 5. OTHER EVENTS

  On March 29, 1995, the Board of Directors of American Ecology Corporation (the "Company") terminated the Shareholder Rights Plan of the Company established in December 1993 and authorized the redemption of all outstanding Rights issued under the Rights Plan. The redemption price for the Rights is $.01 per Right and is payable on April 15, 1995 to stockholders of record as of close of business on April 10, 1995.

  A copy of the Company's press release relating to the termination of the Rights Plan is filed as Exhibit 1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  The following is filed as an Exhibit:

       Exhibit Number        Description
       --------------        -----------
             1               Press Release of the Company dated March 30, 1995

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMERICAN ECOLOGY CORPORATION


                                  By:     /s/ C. Clifford Wright, Jr.
                                     -----------------------------------
                                     C. Clifford Wright, Jr.
                                     Vice President and Chief Financial Officer

Dated: April 3, 1995